SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                   Date of Report (Date of earliest reported)


                         GENUS INTERNATIONAL CORPORATION
                  ---------------------------------------------
                              (Name of Registrant)


          WYOMING                    000-26855                  74-2960356
-----------------------------       -----------              -------------------
(State or other jurisdiction        (Commission              (IRS Employer
         of incorporation)          File Number)             Identification No.)


291 2nd Avenue, North, P.O. Box 6810                  83340
------------------------------------------          ------------
(Address of principal executive offices)            (Postal Code)


        Registrant's telephone number, including area code (208) 727-1864
                                                           --------------

Item 1. CHANGES IN CONTROL OF REGISTRANT

        None.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.
        None


Item 3. BANKRUPTCY OR RECEIVERSHIP

        None

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None

Item 5. OTHER EVENTS

        None

Item 6. APPONTMENT OR RESIGNATION OF NEW DIRECTORS

     William A. Young, Sr. resigned as President, CEO, and Director effective May 17, 2001, and Sandra Young resigned as Secretary and Director effective May 17, 2001.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statement of the acquired business

        N/A

(b) Not Applicable

(c) EXHIBITS
        None

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Genus International Corp.
                                             -----------------------------------
                                             (Registrant)


                                             LeRoy A. Pesch, M.D.
                                             -----------------------------------
Date   June   2001                           (Signature)*
------------------------------------         Chairman and CEO

*Print name and title of officer under his signature.